Cash and cash equivalents (Details Narrative) - PEN (S/) S/ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Cash and cash equivalents [abstract]
Interest income on term deposits		S/ 1,342	S/ 2,154	S/ 2,587
Interest income receivable	[1]	S/ 159	S/ 114

[1]	As of December 31, 2017 and 2016, the Group had value-added tax refund receivables related to the operations of Dinoselva Iquitos S.A.C. of S/9,241,000 and S/9,970,000, respectively. These tax refund receivables are value-added tax credits originated from purchases made from 2005 to 2007 in the northeast region of Peru. The Group has a formal disagreement with the Peruvian tax authorities in connection with these refunds. In the Group's legal advisors opinion, the Group has strong basis to recover these tax refunds, however, they consider that such recovery will occur in the long-term, considering the long time that this kind of procedures last due to all instances and formal processes that have to be completed.